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                      Securities and Exchange Commission
                            Washington, D.C.  20549



                            ______________________

                                  Form 8-K/A
                               (First Amendment)

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                            ______________________



                        Date of Report:   June 5, 2000
                       (Date of Earliest Event Reported)


                         TurboChef Technologies, Inc.
            (Exact Name of Registrant as Specified in its Charter)


______________________________________________________________________________

            Delaware                  0-23478               48-1100390
(State or Other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)            File Number)       Identification Number)


              10500 Metric Drive, Suite 128, Dallas, Texas 75243
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code: (214) 341-9471
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     Item 4 of the registrant's Form 8-K dated June 5, 2000 and filed June 12,
2000 is hereby amended to read in its entirety as follows:

Item 4. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     Effective June 5, 2000, the Company's independent public accountant for fiscal years 1998 and 1999, Arthur Andersen LLP, was disengaged. The
Company's Board of Directors and Audit Committee is currently in the process of interviewing independent public accountants to serve as auditor for the Company for fiscal year 2000. The Board of Directors will base its decision with respect to the independent public accountants to be appointed for fiscal year 2000 upon the recommendation of the Board's Audit Committee. Pursuant to the disclosure requirements of Item 304(a)(iii) of Regulation S-K, the decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.

     During the two (2) most recent fiscal years and the period of January 1, 2000 through June 5, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Arthur Andersen LLP's report on the Company's financial statements for the past two (2) years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The letter from Arthur Andersen LLP to the office of the Chief Accountant of the Securities and Exchange Commission stating that Arthur Andersen LLP is in agreement with the statements contained in the Form 8-K, as amended, filed June 26, 2000 is attached hereto as Exhibit 16.1. The letter from Arthur Andersen
                               ------------
LLP to the Company confirming the disengagement of Arthur Andersen LLP dated June 5, 2000 is attached hereto as Exhibit 16.2.
                                   ------------

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TURBOCHEF TECHNOLOGIES, INC.



Date: June 26, 2000                 By: /s/ Richard N. Caron
                                      _________________________________
                                      Richard N. Caron
                                      President and Chief Executive Officer

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